Investor Presentation May 2025

NON-GAAP FINANCIAL MEASURES This presentation contains references to certain non-GAAP measures. Adjusted EBITDA (Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization) is defined as operating income excluding: (1) stock-based compensation expense; (2) depreciation; and (3) acquisition-related items consisting of (i) amortization of intangible assets and impairments of goodwill and intangible assets, if applicable, and (ii) gains and losses recognized on changes in the fair value of contingent consideration arrangements, if applicable. The reconciliations between GAAP measures and non-GAAP measures are included in the Appendix to this presentation. FORWARD-LOOKING STATEMENTS This presentation may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipates," "estimates," "expects," "plans" and "believes," among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to: the future financial performance of IAC and its businesses, business prospects and strategy, the anticipated benefits of the completed Angi Inc. spin-off, the reorganization of IAC’s leadership, anticipated trends and prospects in the industries in which IAC’s businesses operate and other similar matters. Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons, including, among others: (i) our ability to market our products and services in a successful and cost-effective manner, (ii) the display prominence of links to websites offering our products and services in search results, (iii) changes in our relationship with (or policies implemented by) Google, (iv) our ability to compete with generative artificial intelligence technology and the related disruption to marketing technologies, (v) the failure or delay of the markets and industries in which our businesses operate to migrate online and the continued growth and acceptance of online products and services as effective alternatives to traditional products and services, (vi) our continued ability to develop and monetize versions of our products and services for mobile and other digital devices, (vii) unstable market and economic conditions (particularly those that adversely impact advertising spending levels and consumer confidence and spending behavior), either generally and/or in any of the markets in which our businesses operate, as well as geopolitical conflicts, (viii) the ability of our Digital business to successfully expand the digital reach of our portfolio of publishing brands, (ix) our continued ability to market, distribute and monetize our products and services through search engines, digital app stores, advertising networks and social media platforms, (x) risks related to our Print business (declining revenue, increased paper and postage costs, reliance on a single supplier to print our magazines and potential increases in pension plan obligations), (xi) our ability to establish and maintain relationships with quality and trustworthy caregivers, (xii) our ability to access, collect, use and protect the personal data of our users and subscribers, (xiii) our ability to engage directly with users, subscribers, consumers, professionals and caregivers on a timely basis, (xiv) the ability of our Chairman and Senior Executive and certain members of his family to exercise significant influence over the composition of our board of directors, matters subject to stockholder approval and our operations, (xv) risks related to our liquidity and indebtedness (the impact of our indebtedness on our ability to operate our business, our ability to generate sufficient cash to service our indebtedness and interest rate risk), (xvi) our inability to freely access the cash of DDM and its subsidiaries, (xvii) dilution with respect to investments in IAC, (xviii) our ability to compete, (xix) our ability to build, maintain and/or enhance our various brands, (xx) our ability to protect our systems, technology and infrastructure from cyberattacks (including cyberattacks experienced by third parties with whom we do business), (xxi) the occurrence of data security breaches and/or fraud, (xxii) increased liabilities and costs related to the processing, storage, use and disclosure of personal and confidential user information, (xxiii) the integrity, quality, efficiency and scalability of our systems, technology and infrastructure (and those of third parties with whom we do business), (xxiv) changes in key personnel and risks related to leadership transitions and (xxv) changes to our capital deployment strategy. Certain of these and other risks and uncertainties are described in IAC’s filings with the Securities and Exchange Commission (the “SEC”), including the most recent Annual Report on Form 10-K filed with the SEC on February 28, 2025, and subsequent reports that IAC files with the SEC. Other unknown or unpredictable factors that could also adversely affect IAC's business, financial condition and results of operations may arise from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those expressed in any forward-looking statements we may make. Except as required by law, we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. MARKET AND INDUSTRY DATA We obtained the market and certain other data used in this presentation from our own research, surveys or studies conducted by third parties and industry or general publications, and other publicly available sources. We have not independently verified such data, and we do not make any representations as to the accuracy of such information. NO OFFER OR SOLICITATION This presentation does not constitute a solicitation of a proxy, consent or authorization with respect to any securities of IAC. This presentation also does not constitute an offer to sell or the solicitation of an offer to buy securities, nor will there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom. TRADEMARKS This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, SM © or ® symbols, but we will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights. 2

3 Our Mission: Build Enduring Companies and Long-Term Shareholder Value We pair innovation and ambition with the rational patience of permanent capital. We invest in opportunity, empower emerging leaders, and ultimately endeavor to graduate our businesses into a life on their own, directly in the hands of our shareholders. Ten independent public companies and a generation of exceptional leaders have emerged from IAC. We will always evolve, but our basic principle of financially-disciplined opportunism will never change. We’re building the next generation of IAC companies—always with the goal of generating exceptional shareholder returns and setting our businesses free. IAC has built category-leading Internet businesses for 30 years.

Our History From ~$250M Market Cap to the Creation of $49B of Value Today 4 1995 2000 2005 2010 2015 2020 2025 Acquisition Acquisition Joint Venture Acquisition Acquisition Acquisitions Acquisition Acquisition Acquisition Launch Minority Investment Acquisitions Minority Investment Acquisition Mosaic Group Spin Spin Quad Spin IPO HomeAdvisor combination with Angie’s List Separation Spin Sale Barry Diller named Chairman and CEO of Silver King Spin

Adjusted EBITDA 5 How we Build…and Rebuild… to Create Long Term Value $0.5B $0.8B $0.1B $1.0B $0.2B Pre-Spin Post-Spin Pre-Spin Post-Spin Post -Spin / Separation ? $1.1B Inception 202X $0.4B Pre-SpinPre - Spin / Separation $0.2B Post-Spin $18M Barry Diller named Chairman and CEO of Silver King in 1995 2005 Spin 2008 Spins ‘20/21 Spin / Separation 2025 Spin

A Recent Pause: Getting Back to Basics 6 “We spent those 2 years turning around businesses, which is why I froze everything.” – Barry Diller, February 12, 2025, IAC Earnings Call Rapid deterioration due to flawed strategy: Rebranding and Services overinvestment2021 2024 Material improvements in user experience, reduced costs, laser focus on quality revenue 2024 Adjusted EBITDA of $145M and FCF of $105M Jeff Kip takes reins as CEO, Angi spin-off completed March 2025 Following 2021 acquisition, challenging migration + ad recession = 10% y/y Pro Forma Digital revenue decline1 Digital Revenue return to growth in Q4’23 6 consecutive quarters of Digital growth through Q1’25 Adjusted EBITDA increasing from $232M in 2022 to nearly $300M in 20241 Laser Focus on Execution 1 See appendix for reconciliation to Revenue and Adjusted EBITDA as reported

IAC Today: Four Leaders in Large & Growing Consumer Categories

IAC

Publishing

Dotdash meredith

#1 digital & print publisher in America

Global Entertainment

MGM RESORTS INTERNATIONAL

S&P 500®
global gaming & entertainment leader

~23% Stake[1]

Holistic Family Care

care.

#1 digital marketplace for care in America

Car Sharing

TURO

#1 digital marketplace for peer-to-peer car sharing

~32% Stake[1]

Search

Ask Media Group

A leading collection of search & reference brands

Other

vivian

DAILY BEAST

IAC HQ Building



Cash on Hand [2]

$0.9B

IAC spans diverse industries and business stages – from small seeds to category leaders – and includes real estate assets and cash ready to deploy

[1] As of 3/31/2025
[2] IAC cash and cash equivalents balance as of 3/31/2025, excluding DDM

IAC 7

8 We Are Trading at a Substantial Discount Today’s Market Value IAC Share Price $35.31 Shares Outstanding¹ (M): 80.8 Equity Value $2.9B Less: MGM Stake (@ $31.97/sh)2 ($2.1)B Less: IAC Cash3 ($0.9)B Enterprise Value: ($0.1)B 1 Fully Diluted Shares Outstanding as of 5/2/25 2 IAC has approximately $800 million in NOLs to offset against the MGM taxable unrealized gain as of 5/2/25 3 IAC cash and cash equivalents balance as of 3/31/2025, excluding DDM 4 Revenue and Adjusted EBITDA for trailing twelve months ended 3/31/25 5 DDM net debt and leverage as of 3/31/25 $1B Digital Revenue $309M of Adj. EBITDA4 $1.2B Net Debt 4.0x Leverage5 $366M of Revenue $43M of Adj. EBITDA4 ~$600M of combined basis Investors Are Effectively Acquiring These Private Holdings for Free ~$800M of NOLs

Spin 9 IAC Knows How to Unlock Value by Going on Offense... Case Study: Creating Shareholder Value from 2015 to 2021 2015 2016 2017 2018 2019 2020 2021 1 CAGRs are calculated as the Total Return from 11/2/2015 to 12/31/2019 and from 11/2/2015 to 5/25/2021; Total Return includes value of Match Group and Vimeo shares received by IAC shareholders at the time of the spins, and assumes dividends are reinvested CAGR through 12/31/2019: IAC 37% vs S&P 13%1 $269 $67 Minority Investment Minority Investment $450M to repurchase 9% of shares from 2016-2018 $1.15B Exchangeable senior notes offering HomeAdvisor combination with Angie’s List IPO Acquisition Separation $- $100 $200 $300 $400 $500 $600 $700 $586 $1 invested in 2015 grew to… $8 46% CAGR IAC vs $2 15% CAGR S&P At the time of the Vimeo spin in 20211

…And We Are Doing It Again 10 Management changes at IAC, Care & Daily Beast Corporate cost rationalization FCF generation/de- levering Strategic add-ons Build new platforms Capital Return 4.5%/$200M repurchase New 10M share authorization Opportunistic Divestitures Bluecrew Angi spin-off completed; IAC’s 10th fully independent company Proven Framework for Creating Long-Term Shareholder Value M&A Mosaic Group Business Execution CatalystsCapital Allocation

Back to Building in 2025: Our M&A Philosophy 11 Our DNA Our Core Interests Our Advantages Barry Diller-led culture of curiosity, creativity & ambition Deep, seasoned leadership bench Track record of scaling digital consumer businesses Operational excellence Strategic, transformative M&A Leisure Entertainment & Media Travel & Hospitality Sustainable market tailwinds Catalyst potential Flexible, permanent capital Forever mentality Expansive outlook Deep understanding of the consumer Opportunistic “We are freshened as far as what we are going to do with our capital… there are all sorts of opportunities, whether it's buy, build… We'll do this as we've done it before. Tell us a good idea, and if we think it makes sense, we’ll go forward with it.” – Barry Diller, February 12, 2025, IAC Earnings Call

12

Dotdash Meredith (DDM) Is a Publishing Powerhouse

Dotdash meredith

#1
Digital & Print Publisher in the U.S.

$1.8B
revenue in 2024 including ~$1B Digital revenue

$135B TAM

159M
U.S. online consumers reached each month

DDM is home to iconic media brands that delight users and deliver proven impact for advertisers

Key Assets


FOOD & WINE
People
Sabrina's
STYLE EVOLUTION
myrecipes
let's get cookin'
StarTracks
allrecipes
The Latest

- Iconic brands
- Scaled audiences
- Exceptional engagement

Superior Performance for Advertisers

D/Cipher

- Intent-driven audiences
- Unparalleled performance
- Strong client retention
- On and off-platform opportunities

Growing + Diverse Revenue


People
Walmart
The Culinary Fore

- Premium and programmatic ads
- Performance marketing
- Licensing
- Consumer subscriptions
- Events

Sources: ComScore Media Metrics, Multi-Platform (Dec 2024); IAB 2024; ComScore / MRI Fusion (10-24/S24)

IAC 13

World-Class Brand Portfolio with Platform-Level Reach 14 Market-leading digital audiences across core consumer categories Source: ComScore Media Metrix, Multi-Platform (Dec 2024) 1 Includes other categories and revenue not attributed to a brand TRAVEL 12M MAUs 21% 25% 17% 7% 11% 19%1% of Digital Revenue 159M U.S. Unique Online Monthly Viewers FOOD ENTERTAINMENT HOME BEAUTY & STYLE HEALTH FINANCE 80M MAUs 72M MAUs 39M MAUs 22M MAUs 30M MAUs 27M MAUs TOP 15 #1 #1 #1 #2 TOP 5 TOP 10

Platform-Level Digital Audience Scale 15Source: ComScore Media Metrix, Multi-Platform (Dec 2024) 240M 237M 159M 147M 132M 109M 93M 87M 71M 66M Monthly Unique Users

Reaching Intent-Focused Audiences Where They Consume Media

Dotdash meredith

Owned & Operated Sites & Experiences


Southern Living × Dillard's
Brand Licensing
FOOD & WINE CLASSIC ASPEN
Events
Better Homes & Gardens BHG
Pamela Comes Home
Print
BYRDIE
17 Short, White Nail Ideas That Reima
Streamlined Mani
THE LATEST
SPRING IS
Owned Sites
TRAVEL + LEISURE
The Best Carry-on Luggage of 2025, Tested and Reviewed
From expandable options to suitcases with brakes, these are carry-ons T+L editors swear by.
Ratings & Reviews
People
Definitive Proof
BEYONCÉ
Looks Good in Every Color
PEOPLE App
myrecipes
let's get cookin'
MyRecipes - the quick and easy way to save and organize the world's best recipes.
Join for Free
MyRecipes
Find + Save
Save your favorite recipes in one place.
allrecipes
the ultimate BBQ showdown
Hungry for Hot Sides
Meet a Few Contenders
Email

10B+ Sessions Annually[1]

Off Platform Audiences


People
kelsea
LOOK AT HER NOW!
AppleNews
Find someone who looks at you the way Ryan Reynolds looks at Blake Lively
YouTube
Lana Del Rey's Husband 'Is Different' from Other Men She's Met. Why That Fueled Their 'Whirlwind Romance' (Exclusive Source)
TikTok
Simone and MyKayla had made two Olympic appearances together in 20
Instagram

50B+ Views Annually[1]

IAC 16

[1] Reflects both annual sessions for owned and operated properties and off-platform view data for the twelve-month period ended March 31, 2025

Diversified Monetization Models

Dotdash meredith

		% Revenue[1] Digital	% Revenue[1] Total[2]
Digital Advertising Revenue	▪ **Premium Ads:** selling DDM branded inventory and audiences directly to advertisers ▪ **Programmatic Ads:** selling DDM branded inventory via programmatic ad exchanges ▪ **D/Cipher+:** selling non-DDM branded inventory enhanced with DDM intent data and signals	63%	36%
Performance Marketing Revenue	▪ **Commerce:** affiliate partner commissions earned when DDM recommends reviewed and tested consumer products ▪ **Services:** affiliate partner commissions earned from the recommendation of services including financial services products	24%	14%
Licensing & Other Revenue	▪ **Content License:** fees earned licensing content to strategic partners like Apple News, Open AI ▪ **Product License**: fees earned licensing DDM brands to strategic partners including Walmart	12%	7%
Print Revenue	▪ **Magazine Ads:** selling DDM magazine ad inventory directly to advertisers ▪ **Consumer Subs, Newsstand:** revenue earned from DDM magazine subscribers and newsstand sales ▪ **Performance Marketing, Project and Other:** custom publishing services, affinity marketing related to advertising subscriptions and advertising agency related revenues		43%

[1] Trailing twelve months ended March 31, 2025
[2] Print % of revenue is net against intersegment eliminations which represent (1%)

IAC 17

D/Cipher: Driving Superior Advertiser Performance On and Off DDM Brands 18 “outdoor allergens” “vegetarian diets” “chronic migraine” “vegetarian diets” “outdoor allergens” “stress” Target: Chronic migraine sufferers “vegetarian diets” “outdoor allergens” “Pilates” “chronic migraine” We collect billions of intent signals from real consumer actions across DDM’s iconic brands each day D/Cipher makes AI-powered connections across our content and properties, identifying user intent, unlocking performant audiences and powering ad targeting D/Cipher intent-based targeting consistently outperforms cookie targeting; works across DDM brands and now on the entire Premium Open Web DDM O&O Premium Open Web “cosmetic procedures” “Pilates” “Pilates”

Driving Digital Growth 19 $112 $132 $131 $186 $133 $153 $166 $192 $135 $50 $54 $56 $71 $52 $54 $52 $86 $57 $23 $26 $24 $27 $25 $31 $29 $32 $32 $185 $212 $212 $284 $209 $238 $246 $311 $224 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Advertising Performance Marketing Licensing & Other YoY Growth -15% 12% 16% 10%-10% -4% 9% 13% 7% Q4’23 – Q1’25 Growth ▪ Six straight quarters of Digital revenue growth by: ▪ Growing audiences ▪ Delivering performance to advertisers ▪ Extending performance marketing across brands ▪ Expanding licensing 2025 & Beyond ▪ Aggregate and grow high-intent digital audiences across DDM, social and other media platforms and channels ▪ Scale new, highly engaging direct-to-consumer experiences including PEOPLE App and MyRecipes ▪ Deliver market-leading ad performance on DDM brands and across digital media using D/Cipher intent signals ▪ Extend and enhance market-leading Commerce offering for consumers delivering a billion of GMV to retailers Quarterly Digital Revenue Growth Drivers ($ in M)

Financial Overview 20 $220 $243 $289 $295 $13 $24 $6 $15 2022 2023 2024 LTM Q1'25 Digital Print + Corporate $931 $892 $1,004 $1,019 $1,026 $823 $794 $782 2022 2023 2024 LTM Q1'25 Digital Print 29% Margin 17% Margin 12% Margin Revenue1 ($M) Adjusted EBITDA2 ($M) -12% ‘22-’24 CAGR -4% +4% $1,695 $1,935 $309 $1,780 $232 $295 $1,777 16% Margin $267 13% CAGR 18% Margin 27% Margin 24% Margin 29% Margin DDM has steadily de-levered to below 4.0x net debt/Adjusted EBITDA under its credit agreement, with strong cash flow runway 1 Segment revenue will not add to total due to intersegment eliminations 2 Excludes certain 1x charges including restructuring charges, transaction-related expenses in connection with the 2021 Meredith acquisition and lease termination gains and impairments. See appendix for reconciliation to Adjusted EBITDA as reported

21

Operate 18 properties in the United States and Macau Development underway with an integrated resort in Japan and resort in Dubai Sports betting and iGaming brand in 29 North American jurisdictions Online sports betting and iGaming operator in 11 jurisdictions in Europe, Canada, and Southern America Premier Brands Growing Global Presence Access to $150B in Regulated TAM1 MGM DIGITAL 1 Calculated as digital + brick & mortar gross gaming revenue from active jurisdictions in which MGM currently operates 2 As of 4/29/2025 3 Net Revenue is based on how BetMGM management analyzes the performance of the business, which are not prepared in accordance with GAAP, Sourced from MGM Resorts International Investor Presentation dated April 30, 2025 ~$9B Market Cap2 $17.1B TTM Q1 2025 Net Revenues $2.3B TTM Q1 2025 BetMGM Net Revenues from Operations3 $0.7B TTM Q1 2025 Net Income attributable to MGM Resorts $2.4B TTM Q1 2025 Consolidated Adjusted EBITDA Mission: To Be the World’s Premier Gaming & Entertainment Company 22

MGM: Exceptional Assets Undervalued by the Market 23 Barry Diller and IAC Advisor Joey Levin are active members of the MGM Board, bringing extensive digital experience and focus on disciplined capital allocation Compelling Equity Investment Increasingly the center of entertainment and sports Digital Opportunity Large Share of Unique Market in Las Vegas 3.3x Implied MGM Resorts EV/Adjusted EBITDA Multiple1 Undervalued Properties Over 50 million MGM Reward members Direct Relationship with Consumers Brazil Venture Capital Allocation MGM repurchased ~45% of its shares since the beginning of 2021 International Gaming Osaka, Japan Dubai 1 Sourced from MGM Resorts International Investor Presentation dated April 30, 2025

24

Meet Care.com: Leader in a $375B+ Market for Family Care[1]

care.

Largest online marketplace of background-checked caregivers in the US

1st in industry to mandate background checks for all childcare caregivers prior to family contact

+31M

Lives Covered

5 Verticals

Holistic support for all care needs: child, senior, adult, pet, housekeeping

~700k

Active Caregivers

+700

Enterprise Clients

Most widely recognized childcare platform – among care-seekers, Care.com is the #1 brand

Large TAM Across Verticals With Growing Demand[1]

+$100B
Child Care



$250B
Adult & Senior Care



+$10B
Pet care



$20B
House-keeping



86% want a single platform to fulfill all care needs[2]

[1] Sources: Childcare TAM: NAICS 2022 report and Polaris Market Research Babysitting Services Market Share, Size, Trends and Industry analysis report; Adult & Senior Care TAM: NAICS 2022 report; Pet Care TAM: AmericanPetProducts.org Industry Trends and Stats; Housekeeping TAM: Trafft Cleaning Industry Statistics 2024 and Jobber 2025 Cleaning Industry Trends

[2] Source: Cost of Care Report

IAC 25

Care Crisis Growing Worse for American Families – We Can Help 26 22% of HH income spent on child care costs, on average1 90% of parents have lost sleep due to stresses of finding & managing care1 11M Americans in “Sandwich Generation” caring for both children and aging parents2 52% of parents report needing more than 2 months to find child care1 In 2024, the Surgeon General issued a public health warning: parental stress is an “urgent public health” issue We believe we are best positioned to support today’s families and caregivers as a trusted partner to make the process for finding reliable, quality care & care jobs, easy and accessible. Provide families a holistic solution to meet a wide range of needs, including senior, adult and pet care Offer best-in-class products for Senior and Adult care as demand in these verticals grows Simplify the process for both families and caregivers with robust data and tools and safety and support teams Empower employers to better support and retain workforces through world-class family care benefits 1 Cost of Care Report 2 WSJ Article “The Sandwich Generation Is Stressed Out, Low on Money and Short on Time”

Two Ways to Support Families: Consumer and Enterprise 27 • Care for Business offers employers a full suite of care solutions designed to support and retain workforces • Employers pay on an annual subscription or minimum basis for the following services for their employees • Online consumer marketplace directly serves both seekers and caregivers throughout the US, across 5 different verticals • Additional offerings include HomePay nanny tax and payroll solutions, directories for early learning and senior care centers • Variety of subscription plans available • Headwinds the last few years following pandemic pull-forward in demand Accessing Care • Care Membership • Backup Care • Care Center Solutions Affording Care • Care Spending Account • LifeMart Navigating Care • Care Specialists • On-Demand Tutoring • Care for College • Breastfeeding Support

Evolution of Care.com

care.

2020 **IAC acquisition of Care.com**

- COVID demand bump and subsequent headwinds
- Care.com acquires LifeCare
- Re-platforming and technology overhaul
- Ongoing investments in data infrastructure, app and platform stability and trust & safety
- New CEO Brad Wilson appointed, new management team in place

2025+ **Reintroduce Care.com to the market**

Go-Forward Product Vision



care.com
Match with the right caregiver
Post a job, compare profiles, a
read reviews.
Get started
Log In
Use my workplace benefit
9:41
How can we help, Alessandra?
Child care
Senior care
Adult care
Pet care
Babysitter
Special occasions, pay by the hour
Nanny
Regular schedule; full or part-time
Daycare centers
Daycares, preschools, and more
What to do next
Get background checks
Request a background check or

We are making it easier than ever to find & hire quality caregivers for the entire family…

- Richer caregiver profiles with better showcasing
- Enhanced Messaging
- Improved Search & Match capabilities

…and tailoring the user experience to align with customer intent and drive conversion

- Structured journeys
- Guided action-oriented homepage
- Strong value prop messaging
- Enhanced CRM

IAC 28

92% Enterprise Client Retention 61% Organic, direct load visitors Financial Overview 29 1 2024 Adjusted EBITDA includes $18.7 million related to the resolution of certain legal matters $197 $218 $210 $191 $186 $133 $145 $165 $178 $179 $328 $363 $375 $370 $366 2021 2022 2023 2024 LTM Q1'25 Consumer Enterprise Revenue by Business Line Adjusted EBITDA1 ($ M) ($ M) $34 $47 $56 $45 $43 2021 2022 2023 2024 LTM Q1'25 4% CAGR 5 - 6 Month CAC payback 39% Annual & Quarterly Subscriptions 4% CAGR Primed for growth and margin expansion following product improvements and pandemic headwinds

30

Company Mission: To put the world’s 1.5B cars to better use Turo: The World’s Largest Car-Sharing Marketplace 31 2010 2012 2016 2018 2013 2022 2023 Launched nationwide in the US Launched in Boston & San Francisco First International expansion to Canada Expanded to France (through OuiCar) and Australia Expanded to the United Kingdom $1M net revenue per year $1M net revenue per quarter $1M net revenue per week $1M net revenue per day 5B+ miles driven 20172014 2021 $0.9B Net Revenue in 2023 Continuing the flywheel… …by capitalizing on a shift in consumer travel and transportation preferences Source: Turo’s S-1 dated November 14, 2024

Wherever You Are, Book the Perfect Vehicle for Your Next Adventure From a Trusted Turo Host 32 Turo’s peer-to-peer platform connects hosts and guests through its marketplace and is designed to enable guests to book the perfect vehicle for any occasion from its trusted community of hosts Host Product View Guest Product View Turo estimates its current SAM to be $113B Source: Turo’s S-1 dated November 14, 2024

Turo by the Numbers

TURO

Turo's host community

Accelerating entrepreneurship with scalable business opportunities

$4.8B+
host earnings since inception

~350K
active vehicles

1,600+
makes and models

16,000+
cities

Turo's guest community

Elevating everyday necessity with extraordinary experiences

8.6B+
miles driven since inception

~3.5M
active guests

77
net promoter score

All figures as of or for the 12 months ended September 30, 2024 sourced from Turo's S-1 dated November 14, 2024

IAC has invested ~$380M since July 2019

Exercised warrant in Q3'24 increasing ownership stake to 32%



Focused on returning to strong growth as industry leader/disruptor

IAC 33

34 Other Assets Leading Marketplace for Healthcare Jobs 2M+ Healthcare professionals on platform and 300+ Unique Employers hiring 77% Revenue CAGR from 2020 to 2024 Independent News from Around the World New Leadership and Minority Owners in April 2024 2024 Revenue growth of 41% General Search Services and Information Google contract renewed for one year in Q1 2025 IAC owns its landmark New York City headquarters Nearly 200,000 sq. ft overlooking the Hudson River

Our Game Plan

IAC

Business Execution

Dotdash meredith

MGM RESORTS INTERNATIONAL

care.

Management changes at IAC, Care & Daily Beast

Corporate cost rationalization

FCF generation/de-levering

Capital Allocation

Capital Return

4.5%/$200M repurchase

New 10M share authorization

M&A

Strategic add-ons

Build new platforms

Opportunistic Divestitures

Bluecrew

Mosaic Group

?

Catalysts

Angi spin-off completed; IAC's 10th fully independent company

?

Proven Framework for Creating Long-Term Shareholder Value

IAC 35

2025 Guidance 36 ($ in M) FY 2025 Outlook1 Adjusted EBITDA DDM2 $330-$350 Care.com 45-55 Search 10-15 Emerging & Other (25-15) Corporate (120-110) Total $240-$295 Stock-based compensation expense3 (30-25) Depreciation (35-30) Amortization of intangibles (100-90) Total Operating income $75-$150 1 As of Q1 2025 Earnings on 5/2/2025 2 Excludes approximately $36M non-cash gain from a lease termination in Q1 2025 3 FY 2025 stock-based compensation expense reflects the net reduction in Q1 2025 of approximately $35M of stock- based compensation expense due to the provisions of the January 13, 2025 Employment Transition Agreement between IAC and our former CEO Additional Q2/FY 2025 Observations ▪ DDM – In Q2 we expect Digital revenue growth of 7%-9% and total Adjusted EBITDA between $67- $73M. For the full year, we expect Digital revenue growth between 7%-10% given the current volatility in the macro economic environment. ▪ Care.com – In Q2 we expect revenue declines of 5%-8% and Adjusted EBITDA between $3-$5M. ▪ Search – In Q2 we expect revenue of $75-$80M and Adjusted EBITDA of $4-$5M. ▪ Emerging & Other – In Q2 we expect revenue around $15M and Adjusted EBITDA losses between $5-$10M. FY 2025 includes certain non-recurring expenses for certain legacy businesses. ▪ Corporate – 2025 FY Adjusted EBITDA losses reflects severance and related expenses due to headcount reductions and several non-recurring expenses, including costs related to the former IAC CEO’s departure and Angi Inc. spin-off. Most of these expenses were recorded in Q1 2025.

37 Appendix

IAC Historical Financials 38 2022 2023 2024 LTM Q1'25 2022 2023 2024 LTM Q1'25 DDM $1,935 $1,695 $1,777 $1,780 $152 $223 $295 $345 Care.com 363 375 370 366 47 56 45 43 Search 731 629 388 350 83 44 18 16 Emerging & Other 323 229 89 73 (49) (11) (36) (20) Eliminations /Corporate (8) (9) (1) (0) (86) (98) (90) (108) Total IAC ex-Angi $3,344 $2,919 $2,622 $2,568 $148 $214 $232 $277 2022 2023 2024 2022 2023 2024 DDM $1,935 $1,695 $1,777 $152 $223 $295 Angi 1,764 1,359 1,185 66 118 145 Care.com 363 375 370 47 56 45 Search 731 629 388 83 44 18 Emerging & Other 461 320 89 (70) (14) (36) Eliminations /Corporate (19) (13) (1) (80) (91) (88) Total IAC (incl. Angi) $5,235 $4,365 $3,807 $200 $336 $380 ($ in M, rounding differences may occur) Revenue Adjusted EBITDA ($ in M, rounding differences may occur) Revenue Adjusted EBITDA

GAAP to Non-GAAP Reconciliation: DDM

($ in M, rounding differences may occur)	Twelve Months Ended December 31, 2022			
	Digital	Print	Corporate	Total
Operating Loss	($67)	($54)	($67)	($188)
Stock -based compensation	21	1	0	22
Depreciation	28	13	1	41
Amortization of intangibles	206	72	-	278
Acquisition-related contingent consideration fair value adjustments	(1)	-	-	(1)
Adjusted EBITDA	$187	$31	($66)	$152
Certain DDM items[1]	33	35	12	80
Adjusted EBITDA excluding certain DDM items	$220	$66	($53)	$232

($ in M, rounding differences may occur)	Twelve Months Ended December 31, 2024			
	Digital	Print	Corporate	Total
Operating Income (Loss)	$147	$25	($65)	$107
Stock -based compensation	10	2	14	26
Depreciation	16	7	3	26
Amortization of intangibles	117	20	-	136
Adjusted EBITDA	$289	$54	($48)	$295

($ in M, rounding differences may occur)	Twelve Months Ended December 31, 2023			
	Digital	Print	Corporate	Total
Operating Loss	($17)	($3)	($131)	($151)
Stock -based compensation	8	1	14	24
Depreciation	25	13	32	70
Amortization of intangibles	227	53	-	280
Adjusted EBITDA	$243	$64	($84)	$223
Certain DDM items[2]	-	-	45	45
Adjusted EBITDA excluding certain DDM items	$243	$64	($40)	$267

($ in M, rounding differences may occur)	Twelve Months Ended March 31, 2025			
	Digital	Print	Corporate	Total
Operating Income (Loss)	$166	$38	($32)	$171
Stock -based compensation	10	2	12	24
Depreciation	14	6	7	27
Amortization of intangibles	105	18	-	124
Adjusted EBITDA	$295	$64	($14)	$345
Certain DDM items[3]	-	-	(36)	(36)
Adjusted EBITDA excluding certain DDM items	$295	$64	($50)	$309

[1]Includes restructuring charges of $32M, $33M and $8M at Digital, Print and Corporate, respectively. Includes transaction-related expenses in connection with the 2021 Meredith acquisition of $1M, $1M and $5M at Digital, Print and Corporate, respectively.
[2]Includes $45M of impairment charges of a right-of-use asset related to certain unoccupied leased office space.
[3]Includes a gain of $36M related to the termination of a lease for certain unoccupied office space which otherwise would have expired in 2032.

IAC 39

GAAP to Non-GAAP Reconciliation: Care 40 ($ in M, rounding differences may occur) 2021 2022 2023 2024 LTM Q1'25 Operating Income (Loss) ($1) $28 $41 $29 $29 Stock -based compensation 3 3 5 5 4 Depreciation 1 2 3 6 5 Amortization of intangibles 31 14 8 5 5 Adjusted EBITDA $34 $47 $56 $45 $43

GAAP to Non-GAAP Reconciliation: Search 41 ($ in M, rounding differences may occur) 2022 2023 2024 LTM Q1'25 Operating Income $83 $44 $17 $16 Depreciation 0 0 0 0 Adjusted EBITDA $83 $44 $18 $16

GAAP to Non-GAAP Reconciliation: Emerging & Other 42 ($ in M, rounding differences may occur) 2022 2023 2024 LTM Q1'25 Operating Loss ($137) ($23) ($38) ($22) Stock -based compensation 1 2 2 2 Depreciation 0 0 0 0 Amortization of intangibles 1 1 - - Goodwill impairment 87 9 - - Adjusted EBITDA ($49) ($11) ($36) ($20)

GAAP to Non-GAAP Reconciliation: Corporate 43 ($ in M, rounding differences may occur) 2022 2023 2024 LTM Q1'25 Operating Loss ($141) ($149) ($144) ($124) Stock -based compensation 46 44 46 8 Depreciation 10 7 8 8 Adjusted EBITDA ($86) ($98) ($90) ($108)

GAAP to Non-GAAP Reconciliation: Angi 44 Twelve Months Ended December 31, ($ in M, rounding differences may occur) 2024 Net cash provided by operating activities attributable to continuing operations 156$ Capital expenditures (50) Free cash flow 105$ Twelve Months Ended December 31, ($ in M, rounding differences may occur) 2024 Operating income 22$ Stock-based compensation 35 Depreciation 86 Amortization of intangibles 3 Adjusted EBITDA 145$

GAAP to Non-GAAP Reconciliation: DDM Digital Revenue 45 Twelve Months Ended December 31, ($ in M, rounding differences may occur) 2021 2022 % change y/y Digital Revenue as Reported $367 $931 154% Meredith Revenue for Periods Prior to its Acquisition 665 - n/a Pro Forma Digital Revenue $1,032 $931 (10%)

IAC Q2 2025 Outlook 46 Emerging ($ in M, rounding differences may occur) DDM Care.com Search & Other Operating income (loss) $30-$41 $0-$2 $4-$5 ($11-$6) Depreciation 5 1 - - Stock-based compensation expense 7 1 - 1 Amortization of intangibles 25-20 1 - - Adjusted EBITDA $67-$73 $3-$5 $4-$5 ($10-$5)